UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 24, 2005

Date of Report (Date of earliest event reported)

SONUS NETWORKS, INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	000-30229	04-3387074
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

250 APOLLO DRIVE, CHELMSFORD, MASSACHUSETTS 01824

(Address of Principal Executive Offices) (Zip Code)

(978) 614-8100

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Effective January 10, 2005, Ellen Richstone commenced employment as Chief Financial Officer of Sonus Networks, Inc. (the “Company”).  A copy of the press release dated January 10, 2005 announcing the appointment of Ms. Richstone is attached as Exhibit 99.1 hereto and incorporated herein by reference.

Pursuant to a written employment agreement entered into as of December 23, 2004, a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference, Ms. Richstone will receive annual base compensation of $260,000. She is eligible for an “on target bonus” of 60% of her annual base salary subject to the achievement of specific objectives.  For the first year of her employment, $40,000 of her bonus is guaranteed.  Ms. Richstone will receive an option to purchase 600,000 shares of the Company’s common stock at an exercise price of $5.49 per share, which represents the closing price of the Company’s common stock on the NASDAQ National Market on January 10, 2005, with 25% of the number of options vesting on the first anniversary of her commencement date and the remaining 75% vesting in equal monthly increments through the fourth anniversary of the commencement date. Ms. Richstone is an employee-at-will.  The agreement also provides for full acceleration of any unvested shares under the option grant in the event of termination other than for cause following certain change in control events.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective January 10, 2005, Ellen Richstone commenced employment as Chief Financial Officer of the Company.  Ms. Richstone will serve as the Company’s principal financial officer and as an executive officer reporting under Section 16(a) of the Securities Exchange Act of 1934.

Ms. Richstone served as president and chief executive officer of Entrepreneurial Resources Group, a professional services firm that provides operational and financial services, from December 2002 until January 2005.  Prior to serving in that role, Ms. Richstone served as Senior Vice President, Finance & Administration and Chief Financial Officer of Brooks Automation, Inc., a worldwide manufacturer of automation hardware and software for the semiconductor industry from 1998 to November 2002.  She serves on the board of directors of American Power Conversion Corp. (Nasdaq: APCC). Ms. Richstone is 53 years old.

Exhibits 10.1 and 99.1 and the disclosure in Item 1.01 of this Current Report on Form 8-K are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(c)                                  Exhibits

10.1                           Employment Agreement between Sonus Networks, Inc. and Ellen Richstone dated December 23, 2004.

99.1                           Press release of Sonus Networks, Inc. dated January 10, 2005 announcing appointment of Chief Financial Officer.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 11, 2005	SONUS NETWORKS, INC.
By:
/s/ Albert A. Notini
Albert A. Notini
President and Chief Operating Officer

EXHIBIT INDEX

10.1                           Employment Agreement between Sonus Networks, Inc. and Ellen Richstone dated December 23, 2004.

99.1                           Press release of Sonus Networks, Inc. dated January 10, 2005 announcing appointment of Chief Financial Officer.